Exhibit 4.1

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL. MN.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 40412C 10 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

HCA HEALTHCARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

VICE PRESIDENT-LEGAL AND CORPORATE SECRETARY

AMERICAN FINANCIAL PRINTING INCORPORATED- MINNEAPOLIS

COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A.

BY

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA- Custodian TEN COM - as tenants In common (Cust) (Minor) TEN ENT - as tenants by entireties under Uniform Transfers to Minors JT TEN - as joint tenants with right of survivorship and not as tenants in common Act (State)

Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer into PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A PUBLIC ARE NOT ACCEPTABLE.